UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2010

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York 12804

(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) AngioDynamics Employee Stock Purchase Plan
On October 18, 2010, AngioDynamics, Inc. (“AngioDynamics”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”), at which AngioDynamics’ shareholders approved an amendment to the AngioDynamics Employee Stock Purchase Plan to increase the total number of shares of common stock that may be offered under the plan from 400,000 to 700,000 shares.  The board of directors approved the amendment, subject to shareholder approval, on August 3, 2010.

The material features of the AngioDynamics Employee Stock Purchase Plan are described in AngioDynamics’ definitive Proxy Statement for the Annual Meeting, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The above description of the AngioDynamics Employee Stock Purchase Plan, as amended, is qualified in its entirety by reference to the copy of such plan filed herewith as Exhibit 10(b) and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

AngioDynamics’ Annual Meeting was held on October 18, 2010.  Shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each as a Class I director to serve until the 2013 Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Withheld	Broker Non Votes
Jeffrey G. Gold	20,174,236	915,395	2,223,986
Kevin J. Gould	20,489,355	600,276	2,223,986
Dennis S. Meteny	20,533,076	556,555	2,223,986

2.
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2011 was approved based upon the following votes:

Votes for approval	23,256,357
Votes against	55,558
Abstentions	1,702
There were no broker non-votes for this item.

3.
The proposal to approve an amendment to the AngioDynamics’ Employee Stock Purchase Plan to increase the total number of shares of common stock that may be offered under the plan from 400,000 to 700,000 was approved based upon the following votes:

Votes for approval	20,047,794
Votes against	386,820
Abstentions	655,017
Broker non votes	2,223,986

Item 9.01 – Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.	Description
10(b)
AngioDynamics Employee Stock Purchase Plan (as amended) is incorporated herein by reference from Appendix A of AngioDynamics’ definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission September 3, 2010.

99.1
The Section entitled “Proposal 3 – Amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan” of AngioDynamics’ definitive Proxy Statement is incorporated herein by reference to AngioDynamics’ definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission September 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: October 22, 2010	By:	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10(b)
AngioDynamics Employee Stock Purchase Plan (as amended) is incorporated herein by reference from Appendix A of AngioDynamics’ definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission September 3, 2010.

99.1
The Section entitled “Proposal 3 – Amendment to the AngioDynamics, Inc. Employee Stock Purchase Plan” of AngioDynamics’ definitive Proxy Statement is incorporated herein by reference to AngioDynamics’ definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission September 3, 2010.